                                EXHIBIT (8)(k)

                ADDENDUM NO. 5 TO PARTICIPATION AGREEMENT AMONG
                            WRL SERIES FUND, INC.,
                WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO, AND
                          PFL LIFE INSURANCE COMPANY

                               ADDENDUM NO. 5 TO
                            PARTICIPATION AGREEMENT
                                     AMONG
                            WRL SERIES FUND, INC.,
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO,
                                      AND
                          PFL LIFE INSURANCE COMPANY

         Amendment No. 5 to the Participation Agreement among WRL Series Fund, Inc., Western Reserve Life Assurance Co. of Ohio, and PFL Life Insurance Company dated July 1, 1992 ("Participation Agreement").

         WHEREAS, PFL Life Insurance Company has recently established the PFL Retirement Builder Variable Annuity Account, a separate account for purposes of selling a variable annuity product funded by WRL Series Fund, Inc.

         NOW, THEREFORE, IT IS HEREBY AGREED that PFL Life Insurance Company, through its separate account, the PFL Retirement Builder Variable Annuity Account, is authorized to acquire shares issued by WRL Series Fund, Inc., subject to the terms and conditions of the Participation Agreement.

         IN WITNESS WHEREOF, each of the parties has caused this Addendum to be executed in its name and on its behalf by its duly authorized representative as of July 21, 1998.

PFL LIFE INSURANCE COMPANY              WRL SERIES FUND, INC.
By its authorized officer               By its authorized officer

By: /s/ Larry N. Norman                 By: /s/ Thomas E. Pierpan
    ----------------------------            --------------------------

Title: Executive Vice President         Title: Vice President, Secretary and
       -------------------------               -------------------------
                                               Associate General Counsel

Date:  July 21, 1998                    Date:  July 21, 1998
       -------------------------               -------------------------


AUSA LIFE INSURANCE                     WESTERN RESERVE LIFE
COMPANY, INC.                           ASSURANCE CO. OF OHIO
By its authorized officer                            By its authorized officer

By: /s/ Colleen Tobiason                By: /s/ Thomas E. Pierpan
    ----------------------------            --------------------------

Title: Vice President                   Title: Vice President, Assistant General
       -------------------------               -------------------------
                                               Counsel and Associate Secretary

Date:  July 21, 1998                    Date:  July 21, 1998
       -------------------------               -------------------------

                                    AMENDED
                                  SCHEDULE A

                            Effective July 15, 1998

               Account(s), Policy(ies) and Portfolio(s) Subject
                        to the Participation Agreement
                        ------------------------------

Accounts:                  PFL Endeavor Variable Annuity Account
                           AUSA Endeavor Variable Annuity Account
                           Mutual Fund Account
                           PFL Life Variable Annuity Account A
                           PFL Retirement Builder Variable Annuity Account

Policies:                  PFL Endeavor Variable Annuity
                           PFL Endeavor ML Variable Annuity
                           PFL Endeavor Platinum Variable Annuity
                           AUSA Endeavor Variable Annuity
                           Atlas Portfolio Builder Variable Annuity
                           Flexible Premium Individual Deferred Variable Annuity
                                    (Policy Form No. AV288-101-95-796;
                                    marketing name - PFL Retirement Income
                                    Builder II)

Portfolios:                WRL Series Fund, Inc.
                                    Growth Portfolio
                                    Bond Portfolio
                                    Money Market Portfolio
                                    Global Portfolio
                                    Strategic Total Return Portfolio
                                    Emerging Growth Portfolio
                                    Aggressive Growth Portfolio
                                    Balanced Portfolio
                                    Growth & Income Portfolio
                                    C.A.S.E. Growth Portfolio
                                    Value Equity Portfolio
                                    Global Sector Portfolio
                                    International Equity Portfolio
                                    U.S. Equity Portfolio
                                    Real Estate Securities Portfolio

                                       2